UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08765
                 ----------------------------------------------

                        MANAGED HIGH YIELD PLUS FUND INC.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Amy R. Doberman, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: May 31, 2003

Date of reporting period: May 31, 2003

Item 1. Reports to Stockholders.

[LOGO]  UBS Global Asset
            Management


        Managed High Yield Plus Fund Inc.

        Annual Report

        May 31, 2003

Managed High Yield Plus Fund Inc.

July 15, 2003

Dear Shareholder,

We present you with the annual report for Managed High Yield Plus Fund Inc. for the fiscal year ended May 31, 2003.

An Interview with Portfolio Manager Marianne Rossi

Q.    Can you summarize how the Fund performed during the review period?

A. During the fiscal year ended May 31, 2003, the Fund pro-duced a net asset value return of 10.92%. The Fund's performance was in line with the 10.98% average return (on a net asset value basis) of its peers, the Lipper High Current Yield Funds (Leveraged) Median. However, on a market price basis, the Fund's 3.85% return significantly underperformed the 10.54% return of its peer group. (For more on the Fund's performance, including market price returns, please refer to "Performance At A Glance" on page 6.)

      The Fund used leverage during the period, which as of May 31, 2003 was 27.8%. Leverage magnifies returns on the upside and on the downside, and can create wider dispersions of returns within the Fund's peer group.

Q.    Can you describe the economic environment during the reporting period?

A. Other than a brief revival during the third quarter of 2002, the US economy was generally weak during the Fund's fiscal year. The Gross Domestic Product (GDP) figure posted in the second quarter of 2002 was an anemic 1.7%, as threats of terrorism, turmoil in the Middle East, tepid corporate spending, a weak stock market and corporate accounting scandals all took their toll. The news improved somewhat during the third quarter, as GDP rose to 4.0%.

Managed High Yield
Plus Fund Inc.

Investment Goals:

Primarily, high income; secondarily,
capital appreciation.

Portfolio Manager/Subadvisor:

Marianne Rossi
UBS Global Asset
Management (New York) Inc.

Commencement:

June 26, 1998

NYSE Symbol:

HYF

Dividend Payments:

Monthly


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                                                                               1

Managed High Yield Plus Fund Inc.

      However, over the last three months of 2002 and into the first three months of 2003, GDP figures came in at 1.4% and 1.9%, respectively, reflecting the economy's underlying weakness.

Q.    What were some of the reasons for the tepid economic growth?

A. Throughout 2002, consumer spending, which accounts for two-thirds of the US economy, was relatively strong. This contrasted sharply with corporate spending, which remained subdued as many companies postponed major purchases until they saw clearer signs of a sustainable economic recovery. However, both consumer and corporate spending weakened in early 2003 as the looming--and then eventual--war in Iraq, problems in North Korea and heightened concerns about terrorism preoccupied the country. In the war's wake, the signals relating to consumer and business spending have been mixed.

Q.    How did the Federal Reserve Board (the "Fed") react to the weak economy?

A. During the first five months of the reporting period, the Fed kept rates steady. Then, in November 2002, the Fed took action to guard against a "double-dip" recession. Acknowledging that the economy had hit a "soft spot," the Fed lowered the federal funds rate one half of a percentage point to 1.25%--a 41-year low.

      In the ensuing months, the Fed deferred from making any additional rate cuts. It indicated, however, at its March 19, 2003 meeting, that it was assuming a "heightened surveillance" of the economy in light of the war in Iraq, and, in subsequent meetings, that it was leaving the door open for another rate cut. The much-anticipated rate cut finally came at the Fed meeting on June 25, after period end. The Fed cut the fed funds rate by a quarter of a percentage point to 1%--its lowest level since 1958. The regulatory body cited the fact that the economy had yet to exhibit sustainable growth, and that "a slightly more expansive monetary policy would add further support for an economy which it expects to improve over time."

Q.    How did high yield bonds perform during the Fund's fiscal year?

A. During the first five months of the reporting period, the high yield market performed poorly. The weak economy, numerous accounting scandals, plunging equity markets and an investor "flight to quality" contributed to historically high spreads for corporate bonds. Additionally, high yield default rates topped 10%, and demand for these securities was tepid, at best. However, in October


--------------------------------------------------------------------------------
2

Managed High Yield Plus Fund Inc.

      2002, spreads peaked, and the high yield market has performed very well since that time.

      The primary turning point came when third quarter 2002 corporate earnings did not surprise on the downside. Other factors that exerted a positive influence on the sector included falling default rates, a slowing in the pace of bond rating downgrades versus upgrades, and more willingness by banks to work with companies to secure credit. The demand for high yield bonds surged, providing companies with an added source of capital. Furthermore, mutual funds, pension plans and insurance companies began to turn to these securities to generate incremental yield in the low interest rate environment.

Q. What strategies enhanced the Fund's performance during the reporting period?

A. The Fund's sector and security selection boosted relative results during the first half of the period. In particular, the Fund's weighting to gaming, broadcasting and healthcare helped performance, and led the Fund to outperform its benchmark Lipper peer group during this time.

      Looking at the reporting period as a whole, the Fund's exposure to CCC-rated bonds enhanced returns. The Fund also maintained an overweight to the wireless telecommunications sector that added to performance. Also, cable performed well during the second half of the reporting period, rebounding from earlier low levels.

Q.    What strategies did not meet your expectations?

A. The Fund's underperformance during the second half of the reporting period was due to the underweighting of several sectors and securities that were deeply distressed. In particular, the Fund's underweight to the utilities sector negatively impacted performance. Also two energy companies, Williams and El Paso, rallied substantially once the companies raised desperately needed liquidity.


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Q. Were there any adjustments to the Fund's portfolio, in terms of credit quality or sector allocation?

A. We increased exposure to the chemical and paper and forest products sectors, in anticipation of a better economic outlook and due to attractive valuations. We decreased exposure to the broadcasting and gaming industries, as these sectors have performed well and we sought to lock in gains.

Q.    What is your outlook for the economy and the high yield market?

A. While there have been mixed signals regarding the strength of the economy, we are cautiously optimistic about the economic outlook. We are encouraged to see that companies in general are reporting operating results that are in line with, or slightly better than, expectations. Banks are also being more accommodative in terms of their lending policies. The market has increased substantially, and we could see investors lock in gains. While this may lead to periods of volatility in the short term, we're encouraged by the high yield market's fundamentals over the longer term. More companies are gaining access to capital, and the trend toward lower default levels should continue. We also expect to see fewer downgrades versus upgrades going forward.

Q.    How do you foresee positioning the Fund given your outlook?

A. As always, we believe that security selection will be critical to the success of the Fund. Overall, we feel the Fund is currently well-positioned given the current economic and market environment. We're also selectively increasing the Fund's exposure to the utility sector, focusing on firms that we believe offer solid opportunities over the long term.


--------------------------------------------------------------------------------
4

Managed High Yield Plus Fund Inc.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS funds,* please contact your financial advisor or visit us at www.ubs.com.

Sincerely,


/s/ Joseph A. Varnas

Joseph A. Varnas
President
Managed High Yield Plus Fund Inc.
Head of Product, Technology and Operations
UBS Global Asset Management (US) Inc.


/s/ Marianne Rossi

Marianne Rossi
Portfolio Manager
Managed High Yield Plus Fund Inc.
Managing Director
UBS Global Asset Management (New York) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended May 31, 2003, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances, and they do not guarantee the future performance of the markets or the Fund. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. The prospectus for a fund contains more complete information regarding risks, charges and expenses, and should be read carefully before investing.


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                                                                               5

Managed High Yield Plus Fund Inc.

Performance At A Glance

Average Annual Returns for Periods Ended 5/31/03

                                                                                        Since
                                                           6 months       1 year      inception*
================================================================================================
Net Asset Value Returns**
------------------------------------------------------------------------------------------------
Managed High Yield Plus Fund Inc.                            17.15%        10.92%        -8.63%
------------------------------------------------------------------------------------------------
Lipper High Current Yield Funds (Leveraged) Median***        19.31         10.98         -1.83
------------------------------------------------------------------------------------------------
Market Price Returns**
------------------------------------------------------------------------------------------------
Managed High Yield Plus Fund Inc.                            22.77%         3.85%        -7.81%
------------------------------------------------------------------------------------------------
Lipper High Current Yield Funds (Leveraged) Median***        22.72         10.54         -0.37
------------------------------------------------------------------------------------------------

Share Price and Dividends

                                         5/31/03        11/30/02         5/31/02
================================================================================
Net Asset Value                            $4.75           $4.33           $4.98
--------------------------------------------------------------------------------
Market Price                               $5.04           $4.37           $5.64
--------------------------------------------------------------------------------
12-Month Dividend                        $0.6625         $0.8100         $0.9800
--------------------------------------------------------------------------------
Dividend at Period-End                   $0.0475         $0.0500         $0.0650
--------------------------------------------------------------------------------

* Since inception returns for the Fund are calculated from the date of the Fund's inception on June 26, 1998. Since inception returns for the Lipper High Current Yield Funds (Leveraged) Median are calculated from the month end closest to the Fund's inception: June 30, 1998.

** Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares, when sold, may be worth more or less than their original cost. NAV and market price returns for periods of one year or less are cumulative. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. Returns do not reflect any commissions and are not representative of the performance of an individual investment. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Generally, total investment return based on net asset value will be higher than total investment return based on market price in periods where there is an increase in the discount or a decrease in the premium of the market price to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

*** Lipper peer group data calculated by Lipper; used with permission. The Lipper Median is the return of the Fund that places in the middle of the peer group.


--------------------------------------------------------------------------------
6

Managed High Yield Plus Fund Inc.

Portfolio Statistics

Characteristics*                       5/31/03         11/30/02        5/31/02
================================================================================
Net Assets (mm)                          $198.2          $178.1          $200.8
--------------------------------------------------------------------------------
Weighted Average Maturity              6.5 yrs.        6.1 yrs.        6.9 yrs.
--------------------------------------------------------------------------------
Leverage**                                27.8%           29.9%           31.7%
================================================================================

Credit Quality*                           5/31/03         11/30/02        5/31/02
================================================================================
Cash                                        0.7%            0.1%            1.1%
--------------------------------------------------------------------------------
BB/Ba & Higher                              7.5             6.5             9.2
--------------------------------------------------------------------------------
B/B                                        70.1            74.8            66.3
--------------------------------------------------------------------------------
CCC/Caa & Lower                            20.3            16.9            20.8
--------------------------------------------------------------------------------
Equity/Preferred                            1.4             1.7             2.6
--------------------------------------------------------------------------------
Total                                     100.0%          100.0%          100.0%
================================================================================

Top 10 Holdings***   5/31/03                        11/30/02                        5/31/02
===========================================================================================
PTC International                                               PTC International
 Finance               2.5%     Four M                2.9%       Finance               2.9%
-------------------------------------------------------------------------------------------
Allied Waste North              PTC International
 America               2.4       Finance              2.7       Blount                 2.8
-------------------------------------------------------------------------------------------
                                Allied Waste North
Ainsworth Lumber       2.2       America              2.6       Triad Hospitals        2.8
-------------------------------------------------------------------------------------------
                                                                Allied Waste North
Four M                 2.2      Triad Hospitals       2.5        America               2.8
-------------------------------------------------------------------------------------------
Luigino's              2.1      Alliance Gaming       2.4       Four M                 2.6
-------------------------------------------------------------------------------------------
                                                                Crown Castle
Alliance Gaming        2.0      Levi Strauss & Co.    2.3        International         2.6
-------------------------------------------------------------------------------------------
Nexstar Finance        2.0      Ainsworth Lumber      2.3       Nexstar Finance        2.5
-------------------------------------------------------------------------------------------
B&G Foods              1.9      Luigino's             2.3       Levis Strauss & Co.    2.3
-------------------------------------------------------------------------------------------
                                American Restaurant
Nextel Partners        1.9       Group                2.2       Advance Stores         2.3
-------------------------------------------------------------------------------------------
                                                                Charter
Insight Midwest        1.9      Nexstar Finance       2.2        Communications        2.2
-------------------------------------------------------------------------------------------
Total                 21.1%                          24.4%                            25.8%
===========================================================================================

Top Five Sectors***       5/31/03                       11/30/02                           5/31/02
==================================================================================================
                                                                     Wireless
Gaming                     13.7%     Gaming               16.1%       Telecommunications     15.6%
--------------------------------------------------------------------------------------------------
Wireless                             Wireless
 Telecommunications        12.6       Telecommunications  11.7       Gaming                  14.0
--------------------------------------------------------------------------------------------------
Chemicals                   9.4      Cable                10.1       Cable                    8.0
--------------------------------------------------------------------------------------------------
Cable                       8.4      Publishing            8.1       Broadcast                7.9
--------------------------------------------------------------------------------------------------
                                                                     Healthcare Facilities/
Paper & Forest Products     7.1      Chemicals             7.6        Supplies                6.9
--------------------------------------------------------------------------------------------------
Total                      51.2%                          53.6%                              52.4%
==================================================================================================

  * Weightings represent percentages of portfolio assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

 **   As a percentage of total assets.

***   Weightings represent percentages of net assets as of the dates indicated.


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Portfolio of Investments -- May 31, 2003

Principal
 Amount                                                Maturity        Interest
 (000)                                                  Dates            Rates         Value
===============================================================================================
Corporate Bonds--133.03%
===============================================================================================
Aerospace & Defense--2.32%
   $1,670    Argo-Tech Corp.                           10/01/07           8.625%     $1,519,700
-----------------------------------------------------------------------------------------------
    1,000    BE Aerospace, Inc., Series B              05/01/11           8.875         720,000
-----------------------------------------------------------------------------------------------
    2,250    Sequa Corp.                               08/01/09           9.000       2,362,500
-----------------------------------------------------------------------------------------------
                                                                                      4,602,200
===============================================================================================
Apparel/Textiles--4.16%
    4,175    Levi Strauss & Co.                        01/15/08          11.625       3,569,625
-----------------------------------------------------------------------------------------------
    1,250    Perry Ellis Intenational, Inc.            03/15/09           9.500       1,296,875
-----------------------------------------------------------------------------------------------
    2,000    Tropical Sportswear International Corp.,
              Series A                                 06/15/08          11.000       2,042,500
-----------------------------------------------------------------------------------------------
    1,175    William Carter Co., Series B              08/15/11          10.875       1,327,750
-----------------------------------------------------------------------------------------------
                                                                                      8,236,750
===============================================================================================
Auto Manufacturing/Suppliers--2.88%
                                                       04/15/06 to       10.750 to
    3,350    Collins & Aikman Products Co.             12/31/11          11.500       2,461,000
-----------------------------------------------------------------------------------------------
    1,105    Delco Remy International, Inc.            08/01/06          10.625         718,250
-----------------------------------------------------------------------------------------------
    1,675    Dura Operating Corp., Series D            05/01/09           9.000       1,482,375
-----------------------------------------------------------------------------------------------
    3,500    Hayes Lemmerz International, Inc. (b)     07/15/06          11.000           8,750
-----------------------------------------------------------------------------------------------
    1,000    HLI Operating Co., Inc.**                 06/15/10          10.500       1,025,000
-----------------------------------------------------------------------------------------------
                                                                                      5,695,375
===============================================================================================
Automotive Parts--1.04%
    1,000    Advanced Accessory Systems**              06/15/11          10.750       1,020,000
-----------------------------------------------------------------------------------------------
    1,000    TRW Automotive, Inc.**                    02/15/13          11.000       1,042,500
-----------------------------------------------------------------------------------------------
                                                                                      2,062,500
===============================================================================================
Broadband--0.92%
    4,750    GT Group Telecom, Inc. (b)                02/01/10          13.250+            475
-----------------------------------------------------------------------------------------------
    2,000    Level 3 Communications, Inc.              03/15/08          11.000       1,740,000
-----------------------------------------------------------------------------------------------
    2,000    World Access, Inc. (b)                    01/15/08          13.250          90,000
-----------------------------------------------------------------------------------------------
                                                                                      1,830,475
===============================================================================================
Broadcast--5.37%
    1,000    Granite Broadcasting Corp.                05/15/08           8.875         960,000
-----------------------------------------------------------------------------------------------
    3,600    Nexstar Finance LLC, Inc.                 04/01/08          12.000       3,969,000
-----------------------------------------------------------------------------------------------
    2,000    Nextmedia Operating, Inc.                 07/01/11          10.750       2,190,000
-----------------------------------------------------------------------------------------------
    1,975    Paxson Communications Corp.               07/15/08          10.750       2,113,250
-----------------------------------------------------------------------------------------------
    1,358    Young Broadcasting, Inc.                  03/01/11          10.000       1,419,110
-----------------------------------------------------------------------------------------------
                                                                                     10,651,360
===============================================================================================
Building Products--3.58%
    2,000    Atrium Cos., Inc., Series B               05/01/09          10.500       2,125,000
-----------------------------------------------------------------------------------------------
    2,750    Dayton Superior Corp.                     06/15/09          13.000       2,351,250
-----------------------------------------------------------------------------------------------
    2,500    Nortek Holdings, Inc., Series B           06/15/11           9.875       2,621,875
-----------------------------------------------------------------------------------------------
                                                                                      7,098,125
===============================================================================================


--------------------------------------------------------------------------------
8

Managed High Yield Plus Fund Inc.

Portfolio of Investments -- May 31, 2003

Principal
  Amount                                             Maturity      Interest
  (000)                                               Dates         Rates         Value
===========================================================================================
Corporate Bonds-(continued)
===========================================================================================
Cable--7.08%
   $1,905    Adelphia Communications Corp. (b)       10/01/10        10.875%     $1,057,275
-------------------------------------------------------------------------------------------
    1,750    Block Communications, Inc.              04/15/09         9.250       1,903,125
-------------------------------------------------------------------------------------------
    2,100    Charter Communications Holdings         05/15/11        10.000       1,491,000
-------------------------------------------------------------------------------------------
    2,000    Coaxial Communications, Inc.            08/15/06        10.000       2,070,000
-------------------------------------------------------------------------------------------
    3,500    Insight Midwest/Insight Capital         11/01/10        10.500       3,780,000
-------------------------------------------------------------------------------------------
    3,400    Mediacom Broadband LLC                  07/15/13        11.000       3,740,000
-------------------------------------------------------------------------------------------
                                                                                 14,041,400
===========================================================================================
Chemicals--9.43%
    2,000    Acetex Corp.                            08/01/09        10.875       2,210,000
-------------------------------------------------------------------------------------------
    2,500    Avecia Group PLC                        07/01/09        11.000       2,200,000
-------------------------------------------------------------------------------------------
    3,000    Equistar Chemicals LP                   09/01/08        10.125       3,045,000
-------------------------------------------------------------------------------------------
    3,700    GEO Specialty Chemicals, Inc.           08/01/08        10.125       2,035,000
-------------------------------------------------------------------------------------------
    2,875    Huntsman ICI Chemicals LLC              07/01/09        10.125       2,702,500
-------------------------------------------------------------------------------------------
    1,350    Lyondell Chemical Co., Series B         05/01/07         9.875       1,326,375
-------------------------------------------------------------------------------------------
      500    Omnova Solutions, Inc.**                06/01/10        11.250         520,000
-------------------------------------------------------------------------------------------
    1,000    Polyone Corp.**                         05/15/10        10.625         950,000
-------------------------------------------------------------------------------------------
    1,250    Terra Capital, Inc.**                   06/01/10        11.500       1,212,500
-------------------------------------------------------------------------------------------
    1,785    Terra Capital, Inc.                     10/15/08        12.875       1,981,350
-------------------------------------------------------------------------------------------
      500    Terra Industries, Inc., Series B        06/15/05        10.500         498,750
-------------------------------------------------------------------------------------------
                                                                                 18,681,475
===========================================================================================
CLEC (Competitive Local Exchange Carrier)--0.54%
    8,250    Adelphia Business Solutions, Inc. (b)   11/01/07        12.000          82,500
-------------------------------------------------------------------------------------------
    1,000    Colt Telecom Group PLC                  12/15/06        12.000         980,000
-------------------------------------------------------------------------------------------
                                                                                  1,062,500
===========================================================================================
Commercial Services--0.56%
    1,000    The Brickman Group Ltd.**               12/15/09        11.750       1,112,500
===========================================================================================
Consumer Products--4.72%
    1,950    Applica, Inc.                           07/31/08        10.000       2,042,625
-------------------------------------------------------------------------------------------
    1,250    Doane Pet Care Co.                      05/15/07         9.750       1,143,750
-------------------------------------------------------------------------------------------
    1,500    Jafra Cosmetics**                       05/15/11        10.750       1,530,000
-------------------------------------------------------------------------------------------
    2,725    Samsonite Corp.                         06/15/08        10.750       2,725,000
-------------------------------------------------------------------------------------------
    3,250    Winsloew Furniture, Inc., Series B      08/15/07        12.750       1,917,500
-------------------------------------------------------------------------------------------
                                                                                  9,358,875
===========================================================================================
Containers & Packaging--5.61%
    1,000    Anchor Glass Container Corp.**          02/15/13        11.000       1,040,000
-------------------------------------------------------------------------------------------
    2,250    Crown Euro Holdings SA**                03/01/13        10.875       2,373,750
-------------------------------------------------------------------------------------------
    4,200    Four M Corp., Series B                  06/01/06        12.000       4,284,000
-------------------------------------------------------------------------------------------
    2,250    Owens-Brockway Glass Container, Inc.    02/15/09         8.875       2,385,000
-------------------------------------------------------------------------------------------
    1,000    Pliant Corp.**                          09/01/09        11.125       1,030,000
-------------------------------------------------------------------------------------------
                                                                                 11,112,750
===========================================================================================


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Portfolio of Investments -- May 31, 2003

Principal
 Amount                                                   Maturity       Interest
  (000)                                                    Dates          Rates         Value
================================================================================================
Corporate Bonds-(continued)
================================================================================================
Electronics--1.12%
    $2,000   Sanmina-SCI Corp.**                          01/15/10        10.375%     $2,220,000
================================================================================================
Energy--0.00%
    11,488   Orion Refining Corp.@(b)(c)**                11/15/04        10.000+            115
================================================================================================
Environmental Services--2.39%
     4,500   Allied Waste North America, Inc., Series B   08/01/09        10.000       4,730,625
================================================================================================
Finance-Other--0.01%
     2,500   Nationwide Credit, Inc., Series A (b)        01/15/08        10.250          18,750
------------------------------------------------------------------------------------------------
     5,550   Superior National Capital Trust@(b)          12/01/17        10.750+              0
------------------------------------------------------------------------------------------------
                                                                                          18,750
================================================================================================
Food Processors/Beverage/Bottling--4.71%
     3,750   B & G Foods, Inc., Series D                  08/01/07         9.625       3,839,062
------------------------------------------------------------------------------------------------
     4,000   Luigino's, Inc.                              02/01/06        10.000       4,160,000
------------------------------------------------------------------------------------------------
     1,500   National Wine & Spirits, Inc.                01/15/09        10.125       1,335,000
------------------------------------------------------------------------------------------------
                                                                                       9,334,062
================================================================================================
Gaming--13.75%
     3,875   Alliance Gaming Corp., Series B              08/01/07        10.000       4,020,312
------------------------------------------------------------------------------------------------
     1,500   Ameristar Casinos, Inc.                      02/15/09        10.750       1,665,000
------------------------------------------------------------------------------------------------
     2,000   Herbst Gaming, Inc., Series B                09/01/08        10.750       2,185,000
------------------------------------------------------------------------------------------------
     2,050   Jacobs Entertainment Co.                     02/01/09        11.875       2,152,500
------------------------------------------------------------------------------------------------
     2,750   Majestic Investor Holdings LLC               11/30/07        11.653       2,722,500
------------------------------------------------------------------------------------------------
     3,120   Majestic Star Casino LLC, Series B           07/01/06        10.875       3,248,700
------------------------------------------------------------------------------------------------
     2,700   MGM Mirage, Inc.                             06/01/07         9.750       2,973,375
------------------------------------------------------------------------------------------------
     1,750   Penn National Gaming, Inc., Series B         03/01/08        11.125       1,916,250
------------------------------------------------------------------------------------------------
     2,000   Venetian Casino Resort LLC                   06/15/10        11.000       2,187,500
------------------------------------------------------------------------------------------------
     2,000   Wheeling Island Gaming, Inc.                 12/15/09        10.125       2,020,000
------------------------------------------------------------------------------------------------
     2,000   Wynn Las Vegas LLC                           11/01/10        12.000       2,165,000
------------------------------------------------------------------------------------------------
                                                                                      27,256,137
================================================================================================
Healthcare Facilities/Supplies--4.30%
     2,250   Extendicare Health Services, Inc.            12/15/07         9.350       1,957,500
------------------------------------------------------------------------------------------------
     2,000   Hanger Orthopedic Group, Inc.                06/15/09        11.250       2,155,000
------------------------------------------------------------------------------------------------
     1,600   Per-Se Technologies, Inc., Series B          02/15/05         9.500       1,616,000
------------------------------------------------------------------------------------------------
     2,505   Triad Hospitals Holdings, Inc., Series B     05/15/09        11.000       2,789,944
------------------------------------------------------------------------------------------------
                                                                                       8,518,444
================================================================================================
Industrial-Other--2.40%
     2,200   Better Minerals & Aggregates Co.             09/15/09        13.000       1,496,000
------------------------------------------------------------------------------------------------
     2,500   Blount, Inc.                                 08/01/09        13.000       1,950,000
------------------------------------------------------------------------------------------------
     1,500   Motors & Gears, Inc., Series D               11/15/06        10.750       1,312,500
------------------------------------------------------------------------------------------------
                                                                                       4,758,500
================================================================================================
Leisure--0.51%
     1,000   Six Flags, Inc.                              06/15/07         9.750       1,002,500
================================================================================================


--------------------------------------------------------------------------------
10

Managed High Yield Plus Fund Inc.

Portfolio of Investments -- May 31, 2003

Principal
 Amount                                         Maturity          Interest
  (000)                                          Dates             Rates         Value
=========================================================================================
Corporate Bonds-(continued)
=========================================================================================
Lodging--2.78%
 $1,500  Felcore Lodging LP                      09/15/08           9.500%     $1,492,500
-----------------------------------------------------------------------------------------
  1,000  John Q Hammons Hotels, Inc., Series B   05/15/12           8.875       1,025,000
-----------------------------------------------------------------------------------------
  2,000  Meristar Hospitality Corp.              01/15/11           9.125       1,850,000
-----------------------------------------------------------------------------------------
  1,250  Prime Hospitality Corp., Series B       05/01/12           8.375       1,150,000
-----------------------------------------------------------------------------------------
                                                                                5,517,500
=========================================================================================
Marine--0.91%
    675  Hornbeck Offshore Services, Inc.        08/01/08          10.625         732,375
-----------------------------------------------------------------------------------------
  1,250  Trico Marine Services, Inc.             05/15/12           8.875       1,062,500
-----------------------------------------------------------------------------------------
                                                                                1,794,875
=========================================================================================
Medical Providers--0.51%
  1,000  Team Health, Inc., Series B             03/15/09          12.000       1,020,000
=========================================================================================
Metals--0.50%
  1,000  FastenTech, Inc.**                      05/01/11          11.500         997,500
=========================================================================================
Miscellaneous--1.05%
  2,000  Alderwoods Group, Inc.                  01/02/09          12.250       2,080,000
=========================================================================================
Oil Equipment--1.12%
  1,973  Key Energy Services, Inc., Series B     01/15/09          14.000       2,224,558
=========================================================================================
Oil & Gas--2.63%
  2,925  Belden & Blake Corp., Series B          06/15/07           9.875       2,749,500
-----------------------------------------------------------------------------------------
  1,250  Parker Drilling Co., Series B           11/15/09          10.125       1,340,625
-----------------------------------------------------------------------------------------
  1,300  Wiser Oil Co.                           05/15/07           9.500       1,131,000
-----------------------------------------------------------------------------------------
                                                                                5,221,125
=========================================================================================
Oil Refining--2.35%
                                                 09/01/07 to        9.000 to
  2,500  Giant Industries, Inc.                  05/15/12          11.000       2,371,250
-----------------------------------------------------------------------------------------
  2,500  Tesoro Petroleum Corp., Series B        11/01/08           9.625       2,287,500
-----------------------------------------------------------------------------------------
                                                                                4,658,750
=========================================================================================
Paper & Forest Products--7.09%
                                                                   12.500 to
  3,925  Ainsworth Lumber Ltd.                   07/15/07          13.875       4,365,500
-----------------------------------------------------------------------------------------
  2,050  Bear Island Paper Co. LLC, Series B     12/01/07          10.000       1,742,500
-----------------------------------------------------------------------------------------
  1,250  Georgia-Pacific Corp.**                 02/01/13           9.375       1,325,000
-----------------------------------------------------------------------------------------
  1,500  Georgia-Pacific Corp.                   12/01/11           9.500       1,552,500
-----------------------------------------------------------------------------------------
  1,650  Potlatch Corp.                          07/15/11          10.000       1,786,125
-----------------------------------------------------------------------------------------
  1,750  Riverwood International Corp.           04/01/08          10.875       1,800,312
-----------------------------------------------------------------------------------------
  1,500  Tembec Industries, Inc.                 06/30/09           8.625       1,485,000
-----------------------------------------------------------------------------------------
                                                                               14,056,937
=========================================================================================


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Portfolio of Investments -- May 31, 2003

Principal
 Amount                                                    Maturity       Interest
  (000)                                                      Dates          Rates          Value
==================================================================================================
Corporate Bonds-(continued)
==================================================================================================
Publishing--7.07%
   $1,000    Dex Media East LLC                             11/15/12        12.125%     $1,170,000
--------------------------------------------------------------------------------------------------
    1,500    Hollinger, Inc.**                              03/01/11        11.875       1,575,000
--------------------------------------------------------------------------------------------------
    1,000    Hollinger International Publishing Inc.**      12/15/10         9.000       1,047,500
--------------------------------------------------------------------------------------------------
    1,000    Houghton Mifflin Co.**                         02/01/13         9.875       1,073,750
--------------------------------------------------------------------------------------------------
    6,000    Premier Graphics, Inc. (b)                     12/01/05        11.500         187,500
--------------------------------------------------------------------------------------------------
    2,500    TransWestern Publishing Co., Series F          11/15/07         9.625       2,596,875
--------------------------------------------------------------------------------------------------
    1,250    Von Hoffman Corp.                              03/15/09        10.250       1,287,500
--------------------------------------------------------------------------------------------------
    3,000    WRC Media, Inc.                                11/15/09        12.750       3,123,750
--------------------------------------------------------------------------------------------------
    1,750    Yell Finance BV                                08/01/11        10.750       1,946,875
--------------------------------------------------------------------------------------------------
                                                                                        14,008,750
==================================================================================================
Restaurants--4.00%
    4,660    American Restaurant Group, Inc., Series D      11/01/06        11.500       3,168,800
--------------------------------------------------------------------------------------------------
    2,000    Buffets, Inc.                                  07/15/10        11.250       1,900,000
--------------------------------------------------------------------------------------------------
    1,250    CKE Restaurants, Inc.                          05/01/09         9.125       1,175,000
--------------------------------------------------------------------------------------------------
    1,735    Sbarro, Inc.                                   09/15/09        11.000       1,678,612
--------------------------------------------------------------------------------------------------
                                                                                         7,922,412
==================================================================================================
Retail--2.10%
    1,500    Mothers Work, Inc.                             08/01/10        11.250       1,627,500
--------------------------------------------------------------------------------------------------
    2,250    PETCO Animal Supplies, Inc.                    11/01/11        10.750       2,525,625
--------------------------------------------------------------------------------------------------
                                                                                         4,153,125
==================================================================================================
Retail (Food)--1.05%
      500    Delhaize America, Inc.                         04/15/11         8.125         550,000
--------------------------------------------------------------------------------------------------
    1,500    Pathmark Stores, Inc.                          02/01/12         8.750       1,530,000
--------------------------------------------------------------------------------------------------
                                                                                         2,080,000
==================================================================================================
Satellite--0.84%
    1,500    EchoStar DBS Corp.                             10/01/07        10.375       1,655,625
==================================================================================================
Semiconductor Equipment & Products--1.57%
    1,500    AMI Semiconductor, Inc.**                      02/01/13        10.750       1,646,250
--------------------------------------------------------------------------------------------------
    1,405    Amkor Technology, Inc.                         02/15/08         9.250       1,461,200
--------------------------------------------------------------------------------------------------
                                                                                         3,107,450
==================================================================================================
Service--1.74%
    6,995    American Eco Corp., Series B@(b)               05/15/08         9.625             700
--------------------------------------------------------------------------------------------------
    1,808    Interep National Radio Sales, Inc., Series B   07/01/08        10.000       1,464,480
--------------------------------------------------------------------------------------------------
    2,150    Mail-Well I Corp., Series B                    12/15/08         8.750       1,988,750
--------------------------------------------------------------------------------------------------
                                                                                         3,453,930
==================================================================================================


--------------------------------------------------------------------------------
12

Managed High Yield Plus Fund Inc.

Portfolio of Investments -- May 31, 2003

Principal
 Amount                                                 Maturity        Interest
  (000)                                                  Dates            Rates         Value
================================================================================================
Corporate Bonds-(concluded)
================================================================================================
Technology--2.18%
  $2,000     ChipPAC International Co. Ltd., Series B   08/01/09          12.750%     $2,245,000
------------------------------------------------------------------------------------------------
   4,558     Inter Act Operating Co.@(b)(c)             08/01/03          14.000               0
------------------------------------------------------------------------------------------------
   2,000     IPC Acquisition Corp.                      12/15/09          11.500       2,082,500
------------------------------------------------------------------------------------------------
                                                                                       4,327,500
================================================================================================
Telecommunications--1.09%
   1,905     Qwest Services Corp.**                     12/15/10          13.500       2,166,938
================================================================================================
Textiles & Apparel--0.77%
   1,750     Interface, Inc.                            02/01/10          10.375       1,535,625
================================================================================================
Transportation--0.50%
   2,000     Laidlaw, Inc.(b)                           04/15/25           8.750         997,500
================================================================================================
Utility-Electricity, Gas & Other--1.14%
   2,000     AES Corp.**                                05/15/15           9.000       2,040,000
------------------------------------------------------------------------------------------------
     241     AES Corp.                                  06/01/09           9.500         228,950
------------------------------------------------------------------------------------------------
                                                                                       2,268,950
================================================================================================
Wireless Telecommunications--12.64%
   4,850     Alamosa Delaware, Inc.                     02/01/11          12.500       3,564,750
------------------------------------------------------------------------------------------------
                                                                           9.375 to
   2,925     Crown Castle International Corp.           08/01/11          10.750       3,012,500
------------------------------------------------------------------------------------------------
   2,000     Dobson Communications Corp.                07/01/10          10.875       2,110,000
------------------------------------------------------------------------------------------------
   2,000     Dobson Sygnet Communications Corp.         12/15/08          12.250       2,080,000
------------------------------------------------------------------------------------------------
                                                        11/15/09 to        9.375 to
   3,100     Nextel Communications, Inc.                02/01/11           9.500       3,344,000
------------------------------------------------------------------------------------------------
                                                        11/15/09 to       11.000 to
   3,500     Nextel Partners, Inc.                      03/15/10          12.500       3,807,500
------------------------------------------------------------------------------------------------
   4,500     PTC International Finance II SA            12/01/09          11.250       4,950,000
------------------------------------------------------------------------------------------------
   2,250     Triton PCS, Inc.                           02/01/11           9.375       2,193,750
------------------------------------------------------------------------------------------------
                                                                                      25,062,500
================================================================================================
Total Corporate Bonds (cost--$309,009,787)                                           263,696,968
================================================================================================


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Portfolio of Investments -- May 31, 2003

Number of
 Shares                                                                   Value
================================================================================
Common Stocks (a)--0.35%
================================================================================
CLEC (Competitive Local Exchange Carrier)--0.01%
  3,100      XO Communications, Inc.                                     $17,918
================================================================================
Diversified Telecommunication Services--0.13%
172,051      RCN Corp.                                                   266,679
--------------------------------------------------------------------------------
 88,063      Song Networks Holding AB (c)                                  3,056
--------------------------------------------------------------------------------
 48,600      Viatel, Inc.@(c)                                                  0
--------------------------------------------------------------------------------
                                                                         269,735
================================================================================
Energy--0.00%
  1,253      Orion Refining Corp.@(c)                                          0
================================================================================
Food Products--0.07%
 40,949      Packaged Ice, Inc.                                          138,408
================================================================================
Industrial Conglomerates--0.14%
 23,745      Metal Management, Inc.                                      271,880
================================================================================
Service--0.00%
 98,094      PNV, Inc.                                                        29
================================================================================
Specialty Retail--0.00%
 44,600      Samuels Jewelers, Inc.@(c)                                    1,605
================================================================================
Total Common Stocks (cost--$9,932,257)                                   699,575
================================================================================
Preferred Stocks--1.32%
================================================================================
Cable--1.32%
 20,000      Adelphia Communications Corp., Series B (a)                   5,000
--------------------------------------------------------------------------------
 25,000      CSC Holdings, Inc., Series M                              2,606,250
--------------------------------------------------------------------------------
                                                                       2,611,250
================================================================================
Industrial--0.00%
535,243      DigitalGlobe, Inc., Series C                                  5,353
================================================================================
Restaurants--0.00%
     11      American Restaurant Group, Inc., Series B@(c)                     0
================================================================================
Satellite--0.00%
  3,049      ICG Holdings, Inc. (a)(c)                                         0
================================================================================
Technology--0.00%
  6,500      Inter Act Electronic Marketing, Inc.@(a)(c)                       0
================================================================================
Total Preferred Stocks (cost--$9,774,484)                              2,616,603
================================================================================


--------------------------------------------------------------------------------
14

Managed High Yield Plus Fund Inc.

Portfolio of Investments -- May 31, 2003

Number of
 Warrants                                                                 Value
================================================================================
Warrants (a)--0.24%
================================================================================
Broadband--0.00%
 4,750       GT Group Telecom, Inc.**                                     $1,781
--------------------------------------------------------------------------------
 4,950       Pathnet, Inc.** (c)                                              50
--------------------------------------------------------------------------------
                                                                           1,831
================================================================================
Building Products--0.00%
 2,500       Dayton Superior Corp.**                                          25
================================================================================
Cable--0.00%
 3,000       UIH Australia Pacific, Inc.** (c)                                 0
================================================================================
CLEC (Competitive Local Exchange Carrier)--0.00%
 3,000       Knology Holdings, Inc.** (c)                                     30
--------------------------------------------------------------------------------
15,503       XO Communications, Inc.                                         155
--------------------------------------------------------------------------------
                                                                             185
================================================================================
Consumer Products--0.00%
 3,250       Winsloew Furniture, Inc.**                                       32
================================================================================
Financial Services--0.00%
   750       Arcadia Financial Ltd.                                            8
================================================================================
Oil Equipment--0.24%
 4,500       Key Energy Services, Inc.**                                 474,750
================================================================================
Technology--0.00%
 6,500       Inter Act Electronic Marketing, Inc.@(c)                          0
--------------------------------------------------------------------------------
 6,500       Inter Act Systems, Inc.@(c)                                       0
--------------------------------------------------------------------------------
                                                                               0
================================================================================
Utility-Electricity, Gas & Other--0.00%
   800       Electronic Retailing Systems International, Inc.** (c)            8
================================================================================
Wireless Telecommunication Services--0.00%
 3,000       Leap Wireless International, Inc.@**(c)                           0
================================================================================
Total Warrants (cost--$548,745)                                          476,839
================================================================================


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Portfolio of Investments -- May 31, 2003

Principal
  Amount                                          Maturity   Interest
  (000)                                             Date       Rate              Value
=========================================================================================
Repurchase Agreement--0.98%
=========================================================================================
    $1,942   Repurchase Agreement dated 05/30/03
             with State Street Bank & Trust Co.,
             collateralized by $1,943,329 U.S.
             Treasury Notes, 2.000% to 2.125%
             due 08/31/04 to 11/30/04 (value--
             $1,981,000); proceeds: $1,942,188
             (cost--$1,942,000)                   06/02/03     1.160%            $1,942,000
-------------------------------------------------------------------------------------------
Total Investments (cost--$331,207,273)--135.92%                                 269,431,985
-------------------------------------------------------------------------------------------
Liabilities in excess of other assets--(35.92)%                                 (71,202,893)
-------------------------------------------------------------------------------------------
Net Assets--100.00%                                                            $198,229,092
===========================================================================================

@     Illiquid securities representing less than 0.005% of net assets.
+ Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a)   Non-income producing security.
(b)   Bond interest in default.
(c) Security is being fair valued by a valuation committee under the direction of the board of directors.


                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
16

Managed High Yield Plus Fund Inc.

Statement of Assets and Liabilities -- May 31, 2003

Assets:
Investments in securities, at value (cost--$331,207,273)           $269,431,985
-------------------------------------------------------------------------------
Cash                                                                  1,023,794
-------------------------------------------------------------------------------
Receivable for investments sold                                         937,909
-------------------------------------------------------------------------------
Interest receivable                                                   8,046,738
-------------------------------------------------------------------------------
Other assets                                                             38,827
===============================================================================
Total assets                                                        279,479,253
===============================================================================
Liabilities:
Bank loan payable                                                    77,750,000
-------------------------------------------------------------------------------
Payable for investments purchased                                     3,069,973
-------------------------------------------------------------------------------
Payable to investment manager and administrator                         164,590
-------------------------------------------------------------------------------
Payable for interest on bank loan                                       118,107
-------------------------------------------------------------------------------
Accrued expenses and other liabilities                                  147,491
===============================================================================
Total liabilities                                                    81,250,161
===============================================================================
Net Assets:
Capital stock--$0.001 par value; 200,000,000 shares authorized;
 41,689,068 shares issued and outstanding                           585,886,221
-------------------------------------------------------------------------------
Accumulated net realized loss from investment transactions         (325,881,841)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments                          (61,775,288)
===============================================================================
Net assets                                                         $198,229,092
===============================================================================
Net asset value per share                                                 $4.75
===============================================================================


                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Statement of Operations

                                                                    For the Year
                                                                        Ended
                                                                    May 31, 2003
================================================================================
Investment income:
Interest                                                             $30,746,809
--------------------------------------------------------------------------------
Dividends                                                                461,239
================================================================================
                                                                      31,208,048
================================================================================
Expenses:
Investment management and administration fees                          1,833,833
--------------------------------------------------------------------------------
Interest expense, loan commitment and other fees                       1,755,240
--------------------------------------------------------------------------------
Reports and notices to shareholders                                      109,373
--------------------------------------------------------------------------------
Custody and accounting fees                                              108,736
--------------------------------------------------------------------------------
Professional fees                                                         74,365
--------------------------------------------------------------------------------
Transfer agency fees                                                      17,987
--------------------------------------------------------------------------------
Directors' fees                                                            2,805
--------------------------------------------------------------------------------
Other expenses                                                            76,161
================================================================================
                                                                       3,978,500
================================================================================
Net investment income                                                 27,229,548
================================================================================
Realized and unrealized gains (losses) from investment activities:
Net realized loss from investment transactions                       (68,472,739)
--------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of investments     59,940,635
================================================================================
Net realized and unrealized loss from investment activities           (8,532,104)
================================================================================
Net increase in net assets resulting from operations                 $18,697,444
================================================================================


                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
18

Managed High Yield Plus Fund Inc.

Statement of Changes in Net Assets

                                                                        For the Years Ended
                                                                              May 31,
                                                                 ===============================
                                                                      2003               2002
================================================================================================
From operations:
Net investment income                                             $27,229,548        $38,787,264
------------------------------------------------------------------------------------------------
Net realized losses from investment transactions                  (68,472,739)       (69,375,996)
------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of
 investments                                                       59,940,635        (10,533,469)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    18,697,444        (41,122,201)
================================================================================================
Dividends to shareholders from:
Net investment income                                             (27,230,240)       (38,575,217)
================================================================================================
Capital stock transactions:
Proceeds from dividends reinvested                                  5,918,281          9,717,781
================================================================================================
Net decrease in net assets                                         (2,614,515)       (69,979,637)
================================================================================================
Net assets:
Beginning of year                                                 200,843,607        270,823,244
================================================================================================
End of year                                                      $198,229,092       $200,843,607
================================================================================================


                 See accompanying notes to financial statements

--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Statement of Cash Flows

                                                                  For the Year
                                                                     Ended
                                                                  May 31, 2003
==============================================================================
Cash flows provided from (used for) operating activities:
Interest and dividends received                                   $29,636,412
-----------------------------------------------------------------------------
Operating expenses paid                                            (2,218,467)
-----------------------------------------------------------------------------
Interest paid                                                      (1,830,382)
-----------------------------------------------------------------------------
Sale of short-term portfolio investments, net                       1,407,000
-----------------------------------------------------------------------------
Purchase of long-term portfolio investments                       (92,819,825)
-----------------------------------------------------------------------------
Sale of long-term portfolio investments                           104,660,830
=============================================================================
Net cash provided from operating activities                        38,835,568
=============================================================================
Cash flows used for financing activities:
Dividends paid to shareholders                                    (21,311,959)
-----------------------------------------------------------------------------
Decrease in bank loan                                             (16,500,000)
-----------------------------------------------------------------------------
Net cash used for financing activities                            (37,811,959)
=============================================================================
Net increase in cash                                                1,023,609
=============================================================================
Cash at beginning of year                                                 185
=============================================================================
Cash at end of year                                                $1,023,794
=============================================================================
Reconciliation of net increase in net assets resulting from
 operations to net cash provided from operating activities:
Net increase in net assets resulting from operations              $18,697,444
-----------------------------------------------------------------------------
Decrease in investments, at value                                  18,458,804
-----------------------------------------------------------------------------
Increase in receivable for investments sold                          (937,909)
-----------------------------------------------------------------------------
Decrease in interest receivable                                     1,637,605
-----------------------------------------------------------------------------
Increase in other assets                                              (15,300)
-----------------------------------------------------------------------------
Increase in payable for investments purchased                       1,049,973
-----------------------------------------------------------------------------
Decrease in payable to investment manager and administrator           (14,705)
-----------------------------------------------------------------------------
Decrease in payable for interest on bank loan                         (75,142)
-----------------------------------------------------------------------------
Increase in accrued expenses and other liabilities                     34,798
=============================================================================
Net cash provided from operating activities                       $38,835,568
=============================================================================


                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
20

Managed High Yield Plus Fund Inc.

Notes to Financial Statements

Organization and Significant Accounting Policies

Managed High Yield Plus Fund Inc. (the "Fund") was incorporated in Maryland on April 24, 1998, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of Investments--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM"), the investment manager and administrator of the Fund or by the Fund's investment sub-advisor. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Fund's Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Notes to Financial Statements

of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Repurchase Agreements--The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliates), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with U.S. federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.


--------------------------------------------------------------------------------
22

Managed High Yield Plus Fund Inc.

Notes to Financial Statements

Borrowings

The Fund has a $150 million committed credit facility (the "Facility"). Under the terms of the Facility, the Fund borrows at the London Interbank Overnight Rate ("LIBOR") plus facility and administrative fees. In addition, the Fund pays a liquidity fee on the entire amount of the Facility. The Fund may borrow up to 331/3% of its total assets up to the committed amount. In accordance with the terms of the Facility, the Fund has pledged assets in the amount of $215,107,304 on May 31, 2003 as collateral for the bank loan.

For the year ended May 31, 2003, the Fund borrowed a daily average balance of $80,607,534 at a weighted average interest rate of approximately 2.18%.

Concentration of Risk

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region. In addition, the Fund's use of leverage creates greater volatility in the Fund's net asset value and market price of its shares.

Investment Manager and Administrator, Sub-Advisor

The Board has approved an investment management and administration contract ("Management Contract") with UBS Global AM, under which UBS Global AM serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the Fund pays UBS Global AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage.

UBS Global AM has entered into a sub-advisory contract ("Sub-Advisory Contract") with UBS Global Asset Management (New York) Inc. pursuant to which UBS Global Asset Management (New York) Inc. serves as investment sub-advisor for the Fund. Under the Sub-Advisory Contract, UBS Global AM (not the Fund) is obligated to pay UBS Global Asset Management (New York) Inc. a fee, computed weekly and paid monthly, at the annual rate of 0.2375% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage.


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Notes to Financial Statements

Capital Stock

There are 200,000,000 shares of $0.001 par value capital stock authorized and 41,689,068 shares outstanding at May 31, 2003. Transactions in shares of common stock were as follows:

                                                    Shares              Amount
================================================================================
For the Year Ended May 31, 2003:
 Dividends reinvested                             1,333,068           $5,918,281
--------------------------------------------------------------------------------
For the Year Ended May 31, 2002:
 Dividends reinvested                             1,600,860           $9,717,781
--------------------------------------------------------------------------------

Federal Tax Status

For federal income tax purposes, the components of net unrealized depreciation of investments at May 31, 2003 were as follows:

Gross appreciation (from investments having an excess of value over cost)        $ 18,074,481
---------------------------------------------------------------------------------------------
Gross depreciation (from investments having an excess of cost over value)         (80,103,227)
---------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       $(62,028,746)
=============================================================================================

For the year ended May 31, 2003, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $93,869,798 and $105,598,739, respectively.

The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, realized capital gains and certain other amounts, if any, the Fund intends not to be subject to federal excise tax.

The tax character of distributions paid during the fiscal years ended May 31, 2003 and May 31, 2002, were as follows:

Distributions paid from:                          2003                   2002
================================================================================
Ordinary Income                                $27,230,240           $38,575,217
================================================================================

At May 31, 2003, the components of accumulated deficit on a tax basis were as follows:

Accumulated realized capital and other losses                     $(325,628,383)
--------------------------------------------------------------------------------
Net unrealized depreciation of investments                          (62,028,746)
--------------------------------------------------------------------------------
Total accumulated deficit                                         $(387,657,129)
================================================================================


--------------------------------------------------------------------------------
24

Managed High Yield Plus Fund Inc.

Notes to Financial Statements

The difference between book-basis and tax-basis net unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales.

At May 31, 2003, the Fund had a net capital loss carryforward of $303,756,768. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows: $531,918 in 2004; $1,037,133 in 2005; $13,100,516 in 2007; $50,099,935
in 2008; $71,221,921 in 2009; $71,854,329 in 2010; and $95,911,016 in 2011. The
capital loss carryforward includes $17,067,955 of capital losses from the acquisition of Managed High Yield Fund Inc. on June 2, 2000. These losses may be subject to annual limitations pursuant to section 382(b)(1) of the Internal Revenue Code. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. Also, in accordance with U.S. Treasury regulations, the Fund has elected to defer $21,871,615 of net realized capital losses arising after October 31, 2002. Such losses are treated for tax purposes as arising on June 1, 2003.

To reflect reclassifications arising from permanent "book/tax" differences for the year ended May 31, 2003, distributions in excess of net investment income was decreased by $692, accumulated net realized loss from investment transactions was increased by $17,067,955 and capital stock was increased by $17,067,263.


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                                                                        For the Period
                                                      For the Years Ended May 31,                       June 26, 1998+
                                      ===========================================================          through
                                          2003             2002            2001             2000         May 31, 1999
=======================================================================================================================
Net asset value, beginning
 of period                                 $4.98            $6.99            $9.73           $12.35           $15.00
-----------------------------------------------------------------------------------------------------------------------
Net investment income                       0.66             0.96             1.07             1.48             1.42
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized losses
 from investment transactions              (0.23)           (1.99)           (2.58)           (2.60)           (2.83)
=======================================================================================================================
Net increase (decrease) from
 investment operations                      0.43            (1.03)           (1.51)           (1.12)           (1.41)
=======================================================================================================================
Dividends from net investment
 income                                    (0.66)           (0.98)           (1.23)           (1.50)           (1.24)
=======================================================================================================================
Net asset value, end of period             $4.75            $4.98            $6.99            $9.73           $12.35
=======================================================================================================================
Market value, end of period                $5.04            $5.64            $7.65            $9.44           $12.31
=======================================================================================================================
Total investment return (1)                 3.85%          (13.22)%          (5.55)%         (12.14)%          (9.37)%
=======================================================================================================================
Ratios/Supplemental data:
Net assets, end of period (000's)       $198,229         $200,844         $270,823         $310,015         $388,929
-----------------------------------------------------------------------------------------------------------------------
Expenses to average net assets,
 including interest expense                 2.20%            2.58%            3.11%            3.59%            3.02%*
-----------------------------------------------------------------------------------------------------------------------
Expenses to average net assets,
 excluding interest expense                 1.23%            1.18%            1.07%            1.17%            1.15%*
-----------------------------------------------------------------------------------------------------------------------
Net investment income to
 average net assets                        15.03%           17.22%           13.00%           12.74%           11.82%*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       37%              40%              54%              66%              52%
-----------------------------------------------------------------------------------------------------------------------
Asset coverage++                          $3,550           $3,131           $3,736           $3,844           $3,682
=======================================================================================================================

+     Commencement of operations.
*     Annualized.
++    Per $1,000 of bank loans outstanding.
1 Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for the period less than one year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.


--------------------------------------------------------------------------------
26

Managed High Yield Plus Fund Inc.

Report of Ernst & Young LLP, Independent Auditors

The Board of Directors and Shareholders of
Managed High Yield Plus Fund Inc.

We have audited the accompanying statement of assets and liabilities of Managed High Yield Plus Fund Inc. (the "Fund"), including the portfolio of investments, as of May 31, 2003, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of May 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed High Yield Plus Fund Inc. at May 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

New York, New York
July 15, 2003


--------------------------------------------------------------------------------
                                                                              27

Managed High Yield Plus Fund Inc.

General Information (unaudited)

The Fund

Managed High Yield Plus Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. The Fund's investment manager and administrator is UBS Global Asset Management (US) Inc. ("UBS Global AM"), an indirect wholly-owned asset management subsidiary of UBS AG, which had over $72.1 billion in assets under management as of June 30, 2003. UBS Global AM has entered into a sub-advisory contract with UBS Global Asset Management (New
York) Inc. pursuant to which UBS Global Asset Management (New York) Inc. serves as investment sub-advisor for the Fund.

Proxy Voting Policies and Procedures

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by contacting the Fund directly at 1-800-647-1568, online on the Fund's Web site www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Shareholder Information

The Fund's NYSE trading symbol is "HYF." Comparative net asset value and market price information about the Fund is published weekly in The Wall Street Journal, The New York Times and Barron's, as well as in numerous other publications.

Dividend Reinvestment Plan

The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc., or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to


--------------------------------------------------------------------------------
28

Managed High Yield Plus Fund Inc.

General Information (unaudited)

take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but in no event more than 30 days after the dividend payment date (the "last purchase date"), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commis-


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

General Information (unaudited)

sions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund's net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice


--------------------------------------------------------------------------------
30

Managed High Yield Plus Fund Inc.

General Information (unaudited)

to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Supplemental Information (unaudited)

Board of Directors & Officers

The Fund is governed by a Board of Directors which oversees the Fund's operations. Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board. The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director and Officer of the Fund, the Director's or Officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the Director or for which a person served as an Officer, and other directorships held by the Director.

Interested Directors

                                             Term of
                                            Office+ and
                              Position(s)    Length of
       Name, Address,          Held with       Time                  Principal Occupation(s)
          and Age                 Fund        Served                   During Past 5 Years
========================================================================================================
Margo N. Alexander*++; 56    Director       Since 1998  Mrs. Alexander is retired. She was an executive vice president of UBS Financial Services Inc.
                                                        (March 1984 to December 2002). She was
                                                        chief executive officer (from January 1995 to
                                                        October 2000), a director (from January 1995
                                                        to September 2001) and chairman (from
                                                        March 1999 to September 2001) of UBS
                                                        Global AM.

Brian M. Storms*++; 48       Director       Since 2003  Mr. Storms is chief executive officer of UBS
                             and                        Global Asset Management-Americas region
                             Chairman                   (since July 2002). Mr. Storms was chief
                             of the                     executive officer, president and/or chief
                             Board of                   operating officer of UBS Global Asset
                             Directors                  Management (US) Inc. and certain affiliated
                                                        asset management companies from 1999 to
                                                        July 2002. He was president of Prudential
                                                        Investments (1996-1999).


--------------------------------------------------------------------------------
32

Managed High Yield Plus Fund Inc.

Supplemental Information (unaudited)

                    Number of
           Portfolios in Fund Complex                  Other Directorships
              Overseen by Director                      Held by Director
================================================================================
Mrs. Alexander is a director or trustee                       None
of 19 investment companies (consisting
of 40 portfolios) for which UBS Global
AM or one of its affiliates serves as
investment advisor, sub-advisor or manager.

Mr. Storms is a director or trustee of 23                     None
investment companies (consisting of 83
portfolios) for which UBS Global AM or one
of its affiliates serves as investment advisor,
subadvisor or manager.


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Supplemental Information (unaudited)

Independent Directors

                                                 Term of
                                               Office+ and
                               Position(s)      Length of
     Name, Address,             Held with         Time             Principal Occupation(s)
         and Age                   Fund          Served              During Past 5 Years
===================================================================================================
Richard Q. Armstrong; 68        Director       Since 1998  Mr. Armstrong is chairman and
R.Q.A. Enterprises                                         principal of R.Q.A. Enterprises
One Old Church Road--                                      (management consulting firm) (since
Unit # 6                                                   April 1991 and principal occupation
Greenwich, CT 06830                                        since March 1995).

David J. Beaubien; 68           Director       Since 2001  Mr. Beaubien is chairman of Yankee
101 Industrial Road                                        Environmental Systems, Inc., a manu-
Turners Falls, MA 01376                                    facturer of meteorological measuring
                                                           systems (since 1991).

Richard R. Burt; 56             Director       Since 1998  Mr. Burt is chairman of Diligence LLC
1275 Pennsylvania Ave., N.W.                               (international information and security
Washington, D.C.                                           firm) and IEP Advisors (international
20004                                                      investments and consulting firm).

Meyer Feldberg; 61              Director       Since 1998  Mr. Feldberg is Dean and Professor of
Columbia University                                        Management of the Graduate School
101 Uris Hall                                              of Business, Columbia University (since
New York, New York                                         1989).
10027

Frederic V. Malek; 66           Director       Since 1998  Mr. Malek is chairman of Thayer
1455 Pennsylvania                                          Capital Partners (merchant bank) and
Avenue, N.W.                                               chairman of Thayer Hotel Investors III,
Suite 350                                                  Thayer Hotel Investors II and Lodging
Washington, D.C.                                           Opportunities Fund (hotel investment
20004                                                      partnerships) (since 1992).


--------------------------------------------------------------------------------
34

Managed High Yield Plus Fund Inc.

Supplemental Information (unaudited)

                   Number of
           Portfolios in Fund Complex                             Other Directorships
              Overseen by Director                                  Held by Director
=====================================================================================================
Mr. Armstrong is a director or trustee of 19      Mr. Armstrong is also a director of AlFresh
investment companies (consisting of 40            Beverages Canada, Inc. (a Canadian beverage
portfolios) for which UBS Global AM               subsidiary of AlFresh Foods Inc.).
or one of its affiliates serves as investment
advisor, sub-advisor or manager.

Mr. Beaubien is a director or trustee of 19       Mr. Beaubien is also a director of
investment companies (consisting of 40            IEC Electronics, Inc., a manufacturer
portfolios) for which UBS Global AM               of electronic assemblies.
or one of its affiliates serves as investment
advisor, sub-advisor or manager.

Mr. Burt is a director or trustee of 19           Mr. Burt is also a director of
investment companies (consisting of 40            Hollinger International Inc. (publishing),
portfolios) for which UBS Global AM               HCL Technologies Ltd., The Central
or one of its affiliates serves as investment     European Fund, Inc., The Germany Fund, Inc.,
advisor, sub-advisor or manager.                  IGT, Inc. (provides technology to gaming and
                                                  wagering industry) and chairman of
                                                  Weirton Steel Corp. (makes and finishes
                                                  steel products). He is also a director or
                                                  trustee of funds in the Scudder Mutual
                                                  Funds Family (consisting of 47 portfolios).

Dean Feldberg is a director or trustee of         Dean Feldberg is also a director of Primedia
33 investment companies (consisting of            Inc. (publishing), Federated Department
54 portfolios) for which UBS Global AM            Stores, Inc. (operator of department stores),
or one of its affiliates serves as investment     Revlon, Inc. (cosmetics), Select Medical Inc.
advisor, sub-advisor or manager.                  (healthcare services) and SAPPI, Ltd.
                                                  (producer of paper).

Mr. Malek is a director or trustee of 19          Mr. Malek is also a director of Aegis
investment companies (consisting of 40            Communications, Inc. (tele-services), American
portfolios) for which UBS Global AM               Management Systems, Inc. (management
or one of its affiliates serves as investment     consulting and computer related services),
advisor, sub-advisor or manager.                  Automatic Data Processing, Inc. (computing
                                                  services), CB Richard Ellis, Inc. (real estate
                                                  services), Federal National Mortgage
                                                  Association, FPL Group, Inc. (electric services),
                                                  Manor Care, Inc. (health care) and Northwest
                                                  Airlines Inc.


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Supplemental Information (unaudited)

Independent Directors (concluded)

                                         Term of
                                       Office+ and
                         Position(s)    Length of
     Name, Address,       Held with       Time              Principal Occupation(s)
        and Age              Fund        Served               During Past 5 Years
============================================================================================
Carl W. Schafer; 67     Director       Since 1998  Mr. Schafer is president of the Atlantic
66 Witherspoon Street                              Foundation (charitable foundation)
#1100                                              (since 1993).
Princeton, NJ 08542

William D. White; 69    Director       Since 2001  Mr. White is retired (since 1994).
P.O. Box 199
Upper Black Eddy, PA
18972


--------------------------------------------------------------------------------
36

Managed High Yield Plus Fund Inc.

Supplemental Information (unaudited)

                   Number of
           Portfolios in Fund Complex                           Other Directorships
              Overseen by Director                                Held by Director
=================================================================================================
Mr. Schafer is a director or trustee of 19        Mr. Schafer is also a director of Labor Ready,
investment companies (consisting of 40            Inc. (temporary employment), Roadway Corp.
portfolios) for which UBS Global AM               (trucking), Guardian Life Insurance
or one of its affiliates serves as investment     Company Mutual Funds (consisting of
advisor, sub-advisor or manager.                  19 portfolios), the Harding, Loevner Funds
                                                  (consisting of four portfolios), E.I.I. Realty
                                                  Securities Trust (investment company) and
                                                  Frontier Oil Corporation.

Mr. White is a director or trustee of 19          None
investment companies (consisting of 40
portfolios) for which UBS Global AM
or one of its affiliates serves as investment
advisor, sub-advisor or manager.


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Supplemental Information (unaudited)

Officers

                                           Term of              Principal Occupation(s)
                                         Office+ and             During Past 5 Years;
                          Position(s)     Length of             Number of Portfolios in
    Name, Address,         Held with         Time            Fund Complex for which person
        and Age              Fund           Served                 serves as Officer
================================================================================================
W. Douglas Beck*; 36   Vice President    Since 2003   Mr. Beck is an executive director and
                                                      head of mutual fund product
                                                      management of UBS Global AM (since
                                                      2002). From March 1998 to November
                                                      2002, he held various positions at
                                                      Merrill Lynch, the most recent being
                                                      first vice president and co-manager of
                                                      the managed solutions group. Mr. Beck
                                                      is vice president of 22 investment
                                                      companies (consisting of 81 portfolios)
                                                      for which UBS Global AM or one of its
                                                      affiliates serves as investment advisor,
                                                      sub-advisor or manager.

Thomas Disbrow*; 37    Vice President    Since 2000   Mr. Disbrow is a director and a senior
                       and Assistant                  manager of the mutual fund finance
                       Treasurer                      department of UBS Global AM. Prior
                                                      to November 1999, he was a vice
                                                      president of Zweig/Glaser Advisers.
                                                      Mr. Disbrow is a vice president and
                                                      assistant treasurer of 19 investment
                                                      companies (consisting of 40 portfolios)
                                                      for which UBS Global AM or one of its
                                                      affiliates serves as investment advisor,
                                                      sub-advisor or manager.

Amy R. Doberman*; 41   Vice President    Since 2000   Ms. Doberman is a managing
                       and Secretary                  director and general counsel of UBS
                                                      Global AM. From December 1997
                                                      through July 2000, she was general
                                                      counsel of Aeltus Investment
                                                      Management, Inc. Ms. Doberman is
                                                      vice president and assistant secretary of
                                                      five investment companies (consisting
                                                      of 44 portfolios) and vice president and
                                                      secretary of 19 investment companies
                                                      (consisting of 40 portfolios) for which
                                                      UBS Global AM or one of its affiliates
                                                      serves as investment advisor,
                                                      sub-advisor or manager.


--------------------------------------------------------------------------------
38

Managed High Yield Plus Fund Inc.

Supplemental Information (unaudited)

Officers (continued)

                                               Term of            Principal Occupation(s)
                                             Office+ and            During Past 5 Years;
                              Position(s)     Length of           Number of Portfolios in
      Name, Address,           Held with         Time          Fund Complex for which person
          and Age                Fund           Served               serves as Officer
=================================================================================================
David M. Goldenberg*; 36   Vice President    Since 2002   Mr. Goldenberg is an executive
                           and Assistant                  director and deputy general counsel
                           Secretary                      of UBS Global AM. From 2000 to
                                                          2002 he was director, legal affairs at
                                                          Lazard Asset Management.
                                                          Mr. Goldenberg served in various
                                                          capacities, including most recently as
                                                          global director of Compliance at SSB
                                                          Citi Asset Management Group from
                                                          1996 to 2000. Mr. Goldenberg is a
                                                          vice president and secretary of five
                                                          investment companies (consisting of
                                                          44 portfolios) and a vice president
                                                          and assistant secretary of 19
                                                          investment companies (consisting of
                                                          40 portfolios) for which UBS Global
                                                          AM or one of its affiliates serves as
                                                          investment advisor, sub-advisor or
                                                          manager.

Kevin J. Mahoney*; 37      Vice President    Since 1999   Mr. Mahoney is a director and a
                           and Assistant                  senior manager of the mutual
                           Treasurer                      fund finance department of
                                                          UBS Global AM. Prior to April
                                                          1999, he was the manager of
                                                          the mutual fund internal control
                                                          group of Salomon Smith Barney.
                                                          Mr. Mahoney is a vice president and
                                                          assistant treasurer of 19 investment
                                                          companies (consisting of 40
                                                          portfolios) for which UBS Global AM
                                                          or one of its affiliates serves as
                                                          investment advisor, sub-advisor or
                                                          manager.


--------------------------------------------------------------------------------

Managed High Yield Plus Fund Inc.

Supplemental Information (unaudited)

Officers (continued)

                                            Term of             Principal Occupation(s)
                                          Office+ and             During Past 5 Years;
                           Position(s)     Length of            Number of Portfolios in
     Name, Address,         Held with         Time           Fund Complex for which person
        and Age               Fund           Served                serves as Officer
==========================================================================================
John Penicook**; 44     Vice President    Since 2002   Mr. Penicook is a managing director
                                                       and global head of fixed income of
                                                       UBS Global AM (Americas) Inc. and
                                                       UBS Global AM. Mr. Penicook is a
                                                       vice president of three investment
                                                       companies (consisting of three
                                                       portfolios) for which UBS Global AM
                                                       or one of its affiliates serves as
                                                       investment advisor, sub-advisor or
                                                       manager.

Paul H. Schubert*; 40   Vice President    Since 1998   Mr. Schubert is an executive director
                        and Treasurer                  and head of the mutual fund finance
                                                       department of UBS Global AM.
                                                       Mr. Schubert is treasurer and principal
                                                       accounting officer of three investment
                                                       companies (consisting of 41 portfolios),
                                                       a vice president and treasurer of 20
                                                       investment companies (consisting of 41
                                                       portfolios), and treasurer and chief
                                                       financial officer of one investment
                                                       company (consisting of two portfolios)
                                                       for which UBS Global AM or one of its
                                                       affiliates serves as investment advisor,
                                                       sub-advisor or manager.

Joseph A. Varnas*; 35   President         Since 2003   Mr. Varnas is a managing director (since
                                                       March 2003), chief technology officer
                                                       (since March 2001) and head of product
                                                       technology and operations of UBS Global
                                                       AM (since November 2002). From 2000 to
                                                       2001, he was manager of product
                                                       development in Investment Consulting
                                                       Services at UBS Financial Services Inc.
                                                       Mr. Varnas was a senior analyst in the
                                                       Global Securities Research and
                                                       Economics Group at Merrill Lynch from
                                                       1995 to 1999. Mr. Varnas is president of
                                                       22 investment companies (consisting of
                                                       81 portfolios) for which UBS Global AM
                                                       or one of its affiliates serves as
                                                       investment advisor, sub-advisor or
                                                       manager.


--------------------------------------------------------------------------------
40

Managed High Yield Plus Fund Inc.

Supplemental Information (unaudited)

Officers (concluded)

                                           Term of             Principal Occupation(s)
                                         Office+ and             During Past 5 Years;
                          Position(s)     Length of            Number of Portfolios in
    Name, Address,         Held with         Time           Fund Complex for which person
        and Age              Fund           Served                serves as Officer
==============================================================================================
Keith A. Weller*; 41   Vice President    Since 1998   Mr. Weller is a director and senior
                       and Assistant                  associate general counsel of UBS Global
                       Secretary                      AM. Mr. Weller is a vice president and
                                                      assistant secretary of 19 investment
                                                      companies (consisting of 40 portfolios)
                                                      for which UBS Global AM or one of its
                                                      affiliates serves as investment advisor,
                                                      sub-advisor or manager.

 * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.
 + Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers of the Fund are appointed by the Directors and serve at the pleasure of the board.
++ Mrs. Alexander and Mr. Storms are "interested persons" of the Fund as defined in the 1940 Act by virtue of their positions with UBS Global AM and/or its affiliates.


--------------------------------------------------------------------------------

Directors

Brian M. Storms                Richard R. Burt
Chairman
                               Meyer Feldberg
Margo N. Alexander
                               Frederic V. Malek
Richard Q. Armstrong
                               Carl W. Schafer
David J. Beaubien
                               William D. White

Principal Officers

Joseph A. Varnas               Paul H. Schubert
President                      Vice President and Treasurer

Amy R. Doberman                W. Douglas Beck
Vice President and Secretary   Vice President

Investment Manager and
Administrator

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

Sub-Advisor

UBS Global Asset Management (New York) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

(C)2003 UBS Global Asset Management (US) Inc. All rights reserved.

[LOGO]  UBS Global Asset                                           -------------
            Management                                               Presorted
        51 West 52nd Street                                           Standard
        New York, NY 10019-6114                                     U.S. Postage
                                                                        PAID
                                                                   Smithtown, NY
                                                                     Permit 700
                                                                   -------------

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

Item 6. [Reserved by SEC for future use.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed - End Management Investment Companies.

The registrant's Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant's sub-advisor. Following is a summary of the proxy voting policy of the sub-advisor.

Corporate Governance Philosophy, Voting Guidelines and Policy Summary

The proxy voting policy of UBS Global Asset Management (New York) Inc. ("UBS Global AM (New York)") is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM (New York) expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM (New
York) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM (New York)'s proxy voting policy.

When UBS Global AM (New York)'s view of a company's management is favorable, UBS Global AM (New York) generally supports current management initiatives. When UBS Global AM (New York)'s view is that changes to the management structure would probably increase shareholder value, UBS Global AM (New York) may not support existing management proposals. In general, UBS Global AM (New York) (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM (New York) has implemented procedures designed to identify whether it has a conflict of interests in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM (New York) has imposed information barriers between it and its affiliates who conduct banking, investment banking, and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM (New York) is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8. [Reserved by SEC for future use. ]

Item 9. Controls and Procedures.

      (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

      (b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

      (a) Form N-CSR disclosure requirement not yet effective with respect to the registrant.

      (b)(1) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.

         (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGED HIGH YIELD PLUS FUND INC.

By: /s/ Joseph A. Varnas
   --------------------------------
   Joseph A. Varnas
   President

Date: August 7, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Joseph A. Varnas
   ---------------------------------
   Joseph A. Varnas
   President

Date: August 7, 2003

By: /s/ Paul H. Schubert
   ---------------------------------
   Paul H. Schubert
   Treasurer

Date: August 7, 2003